Exhibit 99.1

Inception Growth Acquisition Limited and AgileAlgo Pte Ltd. Announce Amended and Restated Letter of Intent for a Business Combination

New York, Aug. 02, 2023 (GLOBE NEWSWIRE) --  Inception Growth Acquisition Limited (NASDAQ: IGTA), a publicly traded special purpose acquisition company (“Inception Growth”), and AgileAlgo Pte Ltd. (“AgileAlgo”), a maker of enterprise-grade natural language code generator for machine-learning and data management platforms, announced today the signing of an amended and restated non-binding letter of intent (“Amended LOI”), which amends, restates and supersedes the June 6, 2023 letter of intent previously signed by the parties.

Transaction Overview

Under the terms of the Amended LOI, Inception Growth and AgileAlgo would become a combined entity, with AgileAlgo’s existing equity holders rolling 100% of their equity into the combined public company. Inception Growth expects to announce additional details regarding the proposed business combination if a definitive merger agreement is executed.

Completion of a business combination with AgileAlgo is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the board and shareholders of both Inception Growth and AgileAlgo. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

About AgileAlgo Pte Ltd.

AgileAlgo is a maker of enterprise-grade natural language code generator for machine-learning and data management platforms. It utilizes Generative-Artificial Intelligence (“AI”) techniques to automate AI codes development and scaling to other technology stacks. AgileAlgo intends to grow and acquire IT consulting practices as well as work with large-scale project owners to drive down complexity, time and cost of producing software scripts and code, ultimately transforming the global workforce which is now still heavily reliant on offshoring costs and capability. Porche Capital Ltd is acting as AgileAlgo’s business advisor in the proposed business combination.

For more information, visit https://www.agilealgo.ai/.

About Inception Growth Acquisition Limited

Inception Growth is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities.

Additional Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, Inception Growth intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Inception Growth’s stockholders as of a record date to be established for voting on the proposed business combination. Inception Growth may also file other relevant documents regarding the proposed business combination with the SEC. Stockholders will also be able to obtain copies of the registration statement and the preliminary and definitive Proxy Statement/Prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by Inception Growth, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Inception Growth Acquisition Limited, 875 Washington Street, New York, NY 10014.

This communication may be deemed to be offering or solicitation material in respect of the proposed business combination, which will be submitted to the shareholders of Inception Growth for their consideration. Inception Growth urges investors, shareholders and other interested persons to carefully read, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed or that will be filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed business combination, because these documents will contain important information about Inception Growth, AgileAlgo, and the proposed business combination.

No Offer or Solicitation

This release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the proposed business combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination, the addressable market and changes in the market for AgileAlgo’s services and technology, and expansion plans and opportunities; (3) the projected technological developments of AgileAlgo, (4) current and future potential commercial and customer relationships; (5) the ability to operate efficiently at scale; (6) expectations related to the terms and timing of the proposed business combination; and (7) the satisfaction of the closing conditions to the proposed business combination. These statements are based on various assumptions, whether or not identified in this release, and on the current expectations of Inception Growth’s and AgileAlgo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AgileAlgo. These forward-looking statements are subject to a number of risks and uncertainties, that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Inception Growth and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; (2) the inability to consummate the proposed business combination in a timely manner or at all, including due to failure to obtain approval of the stockholders of Inception Growth or other conditions to the closing in the business combination agreement, which may adversely affect the price of Inception Growth’s securities; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the proposed business combination; (4) the risk that the proposed business combination may not be completed by Inception Growth’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Inception Growth; (5) the ability to maintain the listing of Inception Growth’s securities on a national securities exchange; (6) the inability to obtain or maintain the listing of the combined company’s securities on the Nasdaq Stock Market LLC following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of AgileAlgo to grow and manage growth economically and hire and retain key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations, and AgileAlgo’s ability to comply with such laws and regulations; (11) the effect of the COVID-19 pandemic on Inception Growth or AgileAlgo and their ability to consummate the proposed business combination; (12) the outcome of any legal proceedings that may be instituted against AgileAlgo or against Inception Growth related to the proposed business combination; (13) the enforceability of AgileAlgo’s intellectual property, including any potential infringement on the intellectual property rights of others, (14) the risk of downturns in the highly competitive industry in which AgileAlgo operates; (15) the possibility that Inception Growth or AgileAlgo may be adversely affected by other economic, business, and/or competitive factors; and (16) other risks and uncertainties to be identified in the Registration/Proxy Statement (when available) relating to the proposed business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by Inception Growth or AgileAlgo, and in those documents that Inception Growth has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Inception Growth nor AgileAlgo presently know or that Inception Growth and AgileAlgo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Inception Growth’s and AgileAlgo’s expectations, plans or forecasts of future events and views as of the date of this report. Inception Growth and AgileAlgo anticipate that subsequent events and developments will cause Inception Growth’s and AgileAlgo’s assessments to change. However, while Inception Growth and AgileAlgo may elect to update these forward-looking statements at some point in the future, Inception Growth and AgileAlgo specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Inception Growth’s and AgileAlgo’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Cheuk Hang Chow
Chief Executive Officer
Inception Growth Acquisition Limited
cheukhangchow@inceptiongrowth1.com
(315) 636-6638

Tony Porcheron
Chief Executive Officer
Porche Capital Ltd
tporcheron@porchecapital.com
353 (0) 8706 50447